UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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ANWORTH MORTGAGE ASSET CORPORATION
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Anworth Asset Management Corporation (“Anworth”) furnished on May 2, 2014 the investor presentation filed herewith as definitive additional proxy materials, to each of Institutional Shareholder Services Inc., Glass, Lewis & Co. and Egan Jones. The investor presentation also is being furnished to, and will be used at certain meetings after the date hereof with, certain stockholders of Anworth in connection with Anworth’s 2014 annual meeting of stockholders to be held on May 22, 2014.

The investor presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to Anworth’s current expectations and are subject to the limitations and qualifications set forth in the investor presentation as well as in Anworth’s other documents filed with the U.S. Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

Investor Presentation May 2, 2014

Today’s attendees

Chairman, President and CEO since formation in 1997
Chairman, CIO and co-founder of Pacific Income Advisers (PIA), an investment advisory firm, and Chairman of
Syndicated Capital, Inc., a registered broker-dealer
Holds a Bachelor of Science in Statistics from Stanford University and a Masters in Business Administration from the
University of Tennessee
A Chartered Financial Analyst charterholder and a Certified Employee Benefit Specialist
Lloyd McAdams
President & CEO
Director and EVP since June 2002 and CIO since January 2003 (joining as a VP in June 1998)
Joined PIA in 1998 and holds the position of Senior Vice President, with a specialty in mortgage-backed securities
Previously employed by DLJ Securities as a mortgage-backed security trader and research analyst
Holds a Master of Arts degree in Economics from the University of Chicago and a Bachelor of Science degree in
Economics from the Wharton School of Business
A Chartered Financial Analyst charterholder
Joseph E.
McAdams
Chief Investment
Officer, EVP
Partner with Acre Corporation, a private equity commercial real estate firm located in Pleasanton, California
From 2005 – 2007, Mr. Maron was a founding principal of Birchmont Capital Advisors, a $1 billion real estate private equity fund
Prior to forming Birchmont, spent 23 years in investment banking, leading Credit Suisse’s Los Angeles office and West
Coast financial institutions practice
Served on the Board of Directors of True Religion Brand Jeans until its sale to a private equity firm in July 2013
Holds a Bachelor of Arts degree from McGill University in Montreal, and holds a Master of Business Administration degree in Finance from the Wharton School of Business
Mark Maron
New Proposed Board
Member
Lead independent director with 10 years of REIT experience
Is a director of 38 mutual funds managed by Capital Research and Management and is the non-Executive Chairman of
American Funds Insurance Series as well as a director of Office Depot
Previously the Chairman, President and CEO of Telecredit, Inc., former Chairman of In-Q-Tel, Inc., as well as former
Director of the Board of Alex Brown Incorporated and Bankers Trust Corporation
Holds a Bachelor of Arts degree from Yale University
Lee A Ault, III
Lead independent
director

Discussion agenda
Introduction
Board of Directors
Residential mortgage REIT primer
Anworth’s actions, already underway, to continue creating long-term shareholder value
Perspectives on Western’s proxy
Conclusion

Anworth has a diversified Board with strong
REIT experience

All directors have significant experience in the REIT sector
Directors have over 60 years of combined REIT experience
REIT
experience
All directors and nominees possess financial expertise
Financial
expertise
Directors have a strong balance of REIT and large public company Board experience
Apart from REITs, directors also have financial, legal and political expertise
Strong Board
alignment
with industry
Nominated one new independent director (Mark S. Maron) with extensive real estate and financial services experience
Established a Strategic Review Committee comprised of independent directors
Refreshed
Board
Two-thirds of the Board are independent directors
100% independent audit, compensation and nominating/corporate governance committees
Lead independent director is rotated annually
Majority voting in uncontested elections
Governance best
practices
Minimal anti-take
over provisions
All directors are elected annually
No rights plan
Opted out of Maryland Control Share Statute
Amendment of “advance notice” provisions requires stockholder approval

Anworth has strong independent Board
members

Lee A. Ault, III has been a director of our company since October 2002. From 1968 to 1992, Mr. Ault was Chief Executive Officer of Telecredit, Inc., a publicly traded payment services company. He also served as President of Telecredit, Inc. from 1968 until 1983 and as Chairman of the Board from 1983 until 1992.
From 1999 until 2006, Mr. Ault served as Chairman of the Board of In-Q-Tel, Inc., a technology venture company funded principally by the Central Intelligence
Agency (CIA). From 1999 through 2011, Mr. Ault served as a director, and part of the time as Chairman of the Board, of several mutual funds managed by
Capital Research and Management Company, a subsidiary of The Capital Group. From 1998 until 2011, Mr. Ault served as a director of Office Depot, Inc.
Mr. Ault also served as a director of the following public companies: Alex Brown Incorporated; Bankers Trust Corporation; Equifax, Inc.; Viking Office Products;
and Sunrise Medical Corporation. Mr. Ault holds a Bachelor of Arts degree from Yale University.
Joe E. Davis has been a director of our company since its formation. He has been a private investor since 1982. Mr. Davis currently serves as a director (since
2000) of Natural Alternatives International, Inc. as well as a member of the Audit Committee (serving as the Chairman of the Audit Committee since 2004), a member of the Human Resources Committee (since 2003) and a member of the Nominating Committee of Natural Alternatives International, Inc. (since 2004).
From 1991 to 2007, Mr. Davis served as a director of several mutual funds managed by Capital Research and Management Company. Previously, Mr. Davis
served as Chairman of the Board of Linear Corporation (1987-1988); President and Chief Executive Officer of BMC Industries, Inc. (1985); and President and
Chief Executive Officer of National Health Enterprises, Inc. (1974-1982). Formerly, Mr. Davis was a director and a member of the Audit Committee of BMC
Industries, Inc. and Wilshire Technologies, Inc., and a director of Freymiller Trucking, Inc. Mr. Davis graduated from the University of Texas with a Bachelor of
Science in Chemistry. He holds a Master of Business Administration degree from Harvard Graduate School of Business Administration.
Robert C. Davis has been a director of our company since May 2005. Mr. Davis has been the Chief Executive Officer of Optimus EMR, Inc. since 2000. Prior to that, he served as Chief Executive Officer and Chairman of the Board of Amcare, Inc. and as a director of Roger Cleveland Golf Company, Inc. Mr. Davis holds both a Master of Business Administration degree in Finance and a Bachelor of Science degree in Accounting from the University of Southern California.
Mark S. Maron is a partner with Acre Corporation, a private equity commercial real estate firm located in Pleasanton, California. From September 2005 to
December 2007, Mr. Maron was a founding principal of Birchmont Capital Advisors, LLC, (“Birchmont”) a real estate private equity firm focused on multi-family properties. After the fund closed in January 2007, Birchmont was renamed JRK Multifamily and currently has 3 funds outstanding with over $1 billion in equity under management. While no longer actively involved with JRK Multifamily, Mr. Maron remains a General Partner of the fund. Prior to forming Birchmont, Mr.
Maron spent 23 years as an investment banker, including 18 years at Credit Suisse, where he ran the firm’s Investment Banking Division in Los Angeles. Mr.
Maron served on the Board of Directors of True Religion Brand Jeans until its sale to a private equity firm in July 2013. Mr. Maron holds a Bachelor of Arts degree from McGill University in Montreal, Canada, and holds a Master of Business Administration degree in Finance from the Wharton School of Business.

Key takeaways

Consistent earnings since inception, despite varying interest rate environments, returning 267% compared to 67% for the FTSE NAREIT Mortgage REITs Index
Anworth has provided shareholders with a total return of 68% over the last 5 years
In 2014, Anworth has a total return of 34%
Anworth’s historical return on average equity is more stable and less volatile than peers
Performance
Investing in predominately adjustable rate assets funded by hedged liabilities has provided above average long term risk adjusted returns with reduced volatility
Management historical focus on maximizing shareholder value through strategic equity issuances and accretive buybacks
Established diversification program to balance portfolio in changing interest rate and regulatory environments
Strategy
Anworth’s management fees are below the average and median of Agency mortgage
REITs
The Company has established a Strategic Review Committee to enhance portfolio diversification
Has retained Credit Suisse to review strategic alternatives
A new independent Board member was nominated in Q1 2014
Governance
Source: SNL Financial.  Market data as of 4/25/14.
(1) Peers include CMO, CYS and HTS.

REITs have varying investment strategies

Source: Company filings.  Market data as of 4/25/14.
(1) Includes 15 year fixed rate securities.
(2) At the end of 2012 and 2013, AGNC’s portfolio contained fixed rate assets of 64% and 38%, respectively.
The chart below is broadly reflective of the current strategies of public mortgage REITs
Strategies are continuously evolving as REIT managers adapt to changing market conditions
Residential mortgage REITs
Agg. market cap: $43.2 billion
Agency REITs
Agg. market cap: $26.4 billion
Agency and non-Agency
(Hybrid REITs)
Agg. market cap: $16.8 billion
AMTG
CHMI
CIM
JMI
MFA
MTGE
NRZ
OAKS
PMT
RWT
TWO
ZFC
DX
IVR
MITT
Diversified mortgage
REITs
Agg. market cap: $3.0 billion
= Peers as defined by Western
Principally
adjustable rate
(1)
ANH
CMO
CYS
HTS
Principally
fixed rate
AGNC
ARR
EARN
NLY
WMC

Agency REIT portfolio comparison

1.0%
20.0%
79.0%
100.0%
7.0%
93.0%
38.3%
47.0%
14.7%
37.8%
60.3%
1.9%
81.9%
14.4%
3.6%
90.6%
9.4%
98.6%
1.4%
100.0%
CAPSTEAD
CYS
American Capital Agency
EARN
ANNALY
ARMOUR
Western Asset

Anworth’s portfolio primarily comprises of
adjustable rate securities

Source: Company filings for year end 2013.
(1) CMO, NLY and ARR do not disclose breakdown of fixed rate portfolio.
(2) AGNC’s 20/30 year fixed rate portfolio percentages were over 60% for 2011 and 2012.
Peer group Other Agency REITs
(1)
(1)
(1)
(2)
20/30 year fixed rate 15 year fixed rate
Adjustable rate

Asset yield comparison[1]

1.98%
1.59%
1.97%
2.27%
2.59%
2.61%
2.82%
3.05%
3.30%
CAPSTEAD
CYS
American Capital Agency
ARMOUR
ANNALY
EARN
Western Asset

Anworth’s asset yield compares favorably to the peer
group

Source: Company filings for year end 2013.
(1) Asset yield calculated as average of quarterly reported yield in each quarter of 2013, adjusted for amortization of premium, where reported.
Peer group Other Agency REITs
In the current interest rate environment, fixed rate assets carry higher nominal yields than adjustable rate assets
Commensurate with greater interest rate and prepayment risk

–

≈

≈

1.16%
0.52%
0.93%
1.14%
1.11%
1.22%
1.23%
1.34%
1.72%
CAPSTEAD
HATTERAS FINANCIAL
CYS INVESTMENTS
Western Asset
ARMOUR
EARN
American Capital Agency
ANNALY

Anworth’s cost of funds reflects its conservative
strategy

Source:  Company filings for year end 2013.
(1)         Cost of funds calculated as average of quarterly reported costs in each quarter of 2013.
Peer group Other Agency REITs
Given the depth and breadth of the repo market, the cost of funds for Agency REITs is highly correlated to the hedging strategy
Higher portfolio interest costs longer debt duration lower net portfolio risk
Cost of funds comparison
(1)

Source: Company filings, FactSet and SNL Financial.
(1) Return on equity calculated as reported GAAP net income available to common shareholders divided by average total common equity.
(2) Average of peers including CMO, CYS and HTS.
(3) Average of other Agency including AGNC, ARR, EARN, NLY and WMC.
Consequently, Anworth has stable and less
volatile returns
(2) (3)
Over the last 3 years, Anworth has a return on average equity of 10.2%, exceeding peers’ return on average equity of 9.7%
18.2%
12.5%
13.3%
9.7%
7.6%
24.5%
11.3%
21.7%
15.9%
(8.3%)
17.0%
16.8%
6.6%
15.8%
4.4%
2009 2010 2011 2012 2013
Return on common equity
(1)
ANH Peers Other Agency

Unlevered Beta
0.09
0.08
0.12
0.13
0.09
0.13
0.13
0.14
0.17
0.11
0.25
CAPSTEAD
CYS INVESTMENTS
EARN
American Capital Agency
ARMOUR
Western Asset
ANNALY
DYNEX
MFA

Anworth’s unlevered beta shows the lower volatility
of the investment strategy
Source: BARRA and company filings for year end 2013.
Note: Unlevered betas based on respective company’s capital structure.
Peer group
Other Agency REITs
Anworth’s unlevered beta of 0.09 is lower than peer and other REITs average of 0.13
Western’s peer set has an average beta of 0.14
Western’s other
peers

= Western’s peers

Total return
300%
250%
200%
150%
100%
50%
–
(50%)
(100%)
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
ANH
FTSE NAREIT Mortgage REITS Index
S&P 500

Source: Bloomberg data as of 4/25/14.
In addition to strong recent total returns, Anworth has significantly outperformed the S&P 500 and the
FTSE NAREIT Mortgage REIT index since inception
Strong returns since inception
134%
267%
67%
Aug. ’03
Western’s
comparison
date

Fed funds rate and 10yr UST yield vs. S&P 500
Rate (%)
S&P 500 level
8%
7%
6%
5%
4%
3%
2%
1%
–
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
–
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Effective fed funds rate(1)
10yr UST yield
S&P 500

13 Source: FactSet data as of 4/25/14. (1) Effective fed funds rate used instead of target rate. In contrast to pre-crisis levels, we are currently in a very low-rate, rising stock market

Source: SNL Financial data as of 4/25/14.
Anworth has traded above book value for a
significant amount of its history
–
0.50x
1.00x
1.50x
2.00x
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
ANH price / book value

Total return
2014 YTD 1 year 3 years 5 years Since inception
ANH 33.9% (2.8%) 8.5% 68.5% 267.4%
HTS 23.7% (17.8%) 1.2% 62.0% NA
CYS 20.4% (17.7%) 14.8% NA NA
CMO 9.5% 9.8% 40.8% 116.8% 200.7%
Core peer average 17.9% (8.6%) 18.9% 89.4% 200.7%
ANH Rank vs. Core peers 1 of 4 2 of 4 3 of 4 2 of 3 1 of 2
NLY 19.0% (17.0%) (4.2%) 63.6% 592.7%
AGNC 21.6% (19.8%) 28.1% 225.5% NA
ARR 8.8% (24.1%) (6.8%) (7.4%) NA
WMC 2.2% (11.0%) NA NA NA
EARN 10.5% (8.7%) NA NA NA
Other Agency REITs average 12.4% (16.1%) 5.7% 93.9% 592.7%
ANH Rank vs. Core & Other Agency REITs 1 of 9 2 of 9 4 of 7 3 of 6 2 of 3
NLY 19.0% (17.0%) (4.2%) 63.6% 592.7%
CMO 9.5% 9.8% 40.8% 116.8% 200.7%
MFA 15.6% 1.1% 59.5% 178.4% 469.2%
DX 10.6% (6.8%) 29.0% 116.3% (64.1%)
Western peer average 13.7% (3.3%) 31.3% 118.8% 299.6%
ANH rank vs. Western peers 1 of 5 3 of 5 4 of 5 4 of 5 3 of 5

Source:  SNL Financial and FactSet data as of 4/25/14.
(1) Total return since ANH IPO on 3/11/98.
(2) Total return since IPO priced on 5/1/13.
Anworth has delivered returns...
(1)
(2)

Source: SNL Financial and Bloomberg News.
…while others have failed
Past mortgage REIT difficulties
IPO Date Resolution
Agency mortgage REITs
Laser Mortgage Management Nov-97 Common stock deregistered
Apex Mortgage Capital Dec-97 Merged with American Home Mortgage
Luminent Mortgage Capital Dec-03 Filed for bankruptcy
Bimini Capital Management Sep-04 Acquired by SPAC
Prime mortgage REITs
American Home Mortgage Investment Corp. Oct-99 Filed for bankruptcy
Thornburg Mortgage Jun-93 Filed for bankruptcy
HomeBanc Corp. Jul-04 Filed for bankruptcy
Subprime mortgage REITs
New Century Financial Corp. Oct-04 Filed for bankruptcy
Fieldstone Investment Corp Feb-05 Acquired by C-BASS
ECC Capital Corp. Feb-05 Common stock deregistered
Commercial mortgage REITs
CRIIMI Mae Apr-94 Filed for bankruptcy
Anthracite Capital Mar-98 Filed for bankruptcy
Gramercy Capital Jul-04 Significant credit write downs
JER Jul-05 Common stock deregistered
CBRE Mar-06 Common stock deregistered
Diversified mortgage REITs
Deerfield Triarc Capital Jun-05 Significant credit write downs
Taberna Realty Finance Trust Apr-06 Acquired by RAIT Investment Trust
Crystal River Capital Jul-06 Merged with Brookfield Asset  Mgmt
Alesco Financial Inc. Nov-06 Merged with Cohen & Company
IPO investors have lost 99% of their principal investment in every REIT named below

Vei quo brute movet patrioque, porro legin

Vei quo brute movet patrioque, porro legin

Vei quo brute movet patrioque, porro legin

Vei quo brute movet patrioque, porro legin

Wall Street analysts have positive views on
Anworth

Source: Wall Street Equity Research.
“
Book value per share was $6.10, up 2.0% from 4Q14 and aided by the repurchase of 3.8% of outstanding shares. We note that, in
2Q14, ANH has already repurchased an additional 3.6% of outstanding shares.
”
Maxim Group, 5/1/14
“
During 1Q14, Anworth repurchased 5.6 million shares for $28.2 million. This was higher than our 4.0 million forecast for $19.8 million. Subsequent to the end of the quarter and through April 28, Anworth has purchased another 4.8 million shares at a weighted average price of $5.24, bringing buybacks to $25.1 million.
”
“
As we have written about in the past, we think actual mortgage REIT liquidation is not as easily achievable as it sounds on the surface so we don’t think this will be a viable option when the stock trades at 90% of book value.
”
FBR & Co., 4/30/14
“
1Q14 results beat our
estimate,
primarily the result of a lower premium amortization on slower prepays. We are encouraged by our improved portfolio spread outlook, share buybacks, along with the company's strategic diversification efforts.
”
RBC Capital Markets, 4/30/14
“
Given the better than expected 1Q13 results and a decrease to our blended cost of funds as we expect higher cost swaps to roll off
(roughly $410m with a WA pay rate of 2.00% maturing in 5 months), we are increasing our 2014 core EPS estimate by 4c to
36c.
We are
increasing our net interest spread assumption by 5bps to 65bps while our year-end leverage estimate remains unchanged at 8.1x.
”
Deutsche Bank, 4/30/14

Anworth’s governance 18

Anworth’s management has effectively
governed to maximize shareholder value

Strong and independent Board
Board members with significant prior Board experience
Proposed new Board member with significant industry expertise
Below average management fees
Established Strategic Review Committee
No 14a-8 Proposals received from stockholders for more than 10 years
Effective
governance
Anworth has increased shareholder value through implementing a share repurchase program
Since 2010, the Company has repurchased ~23 million shares
All repurchases were done on an accretive basis
The share repurchase program allows for the repurchase of an additional ~8 million shares
Aggressive
buyback policy
During 2014, the Board has significantly reduced the trading discount to book value
Anworth has hired Credit Suisse to review strategic opportunities
Liquidation, due to “breakage” costs, does not improve shareholder NPV, while ending any future value
Western, as well as nominated directors, have no experience managing public REITs
The current
Board
provides best
value to
shareholders

Agency REITs

Internally managed 22%
2 REITs
9 REITs
$26.4 billion market cap
7 REITs
Externally managed 78%

Residential Agency & non-Agency REITs

Internally managed 19%
4 REITs
21 REITs
$43.2 billion market cap
17 REITs
Externally managed 81%

Diversified/commercial REITs

Internally managed 21%
3 REITs
14 REITs
$18.7 billion market cap
11 REITs
Externally managed 79%

Externally managed mortgage REITs are the
standard

Source:  SNL Financial and company filings as of 4/25/14.
(1) Includes AGNC, ANH, ARR, CMO, CYS, EARN, HTS, NLY and WMC.
(2) Includes AGNC, AMTG, ANH, ARR, CHMI, CIM, CMO, CYS, EARN, HTS, JMI, MFA, MTGE, NLY, NRZ, OAKS, PMT, RWT, TWO, WMC and ZFC.
(3) Includes ABR, ACRE, ARI, BXMT, CLNY, DX, IVR, MITT, NCT, NRF, RAS, RSO, SFI and STWD.
(1)
(2)
(3)

Anworth’s management fees are below
average

Agency assets/ Total assets Management fees
(1)
Anworth Mortgage Asset Corp. 99% 1.20%
Agency Residential
Annaly Capital Management, Inc. 94% 1.05%
American Capital Agency Corp. 85% 1.25%
Hatteras Financial Corp. 92% 1.04%
(2)
ARMOUR Residential REIT, Inc. 93% 1.50%
(3)
CYS Investments, Inc. 98% Internal
Capstead Mortgage Corp. 96% Internal
Western Asset Mortgage 92% 1.50%
Ellington Residential Mortgage REIT 86% 1.50%
Average 1.31%
Median 1.38%
Source: Company filings.
Agency REITs, even those with different strategies, have comparable operating costs
In May 2011, shareholders approved Anworth’s external management structure
Of the voting shareholders, 94% voted in favor of the externalization
(1) Base fee as a percentage of equity.
(2) Management fee based on scaled fee equaling 1.50% for equity up to $250 million, plus 1.10% for equity in excess of $250 million and up to $500 million, plus 0.80% equity in excess of $500 million plus 0.50% for equity in excess of $750 million. Fee as shown based on 4Q’13 ANH total common equity plus preferred equity.
(3) Management fee based on scaled fee equaling 1.50% of gross equity up to $1.0 billion plus 0.75% of gross equity in excess of $1.0 billion. Fee as shown based on 4Q’13 ANH total common equity plus preferred equity.

We continue to proactively strengthen our Board

Mark S. Maron
Strategic Review
Committee
Partner at Acre Corporation, a private equity commercial real estate firm
Founding principal of Birchmont Capital Advisors (now JRK Multifamily), a $1 billion real estate private equity fund focused on multi-family properties; Mr. Maron remains a General Partner of the fund
Spent 23 years as an investment banker, including 18 years at Credit Suisse, where he began his career in the mortgage department, ultimately leading Credit
Suisse’s Los Angeles office and West Coast financial institutions practice
Served on the Board of Directors of True Religion Brand Jeans until its sale to a private equity firm in July 2013
Holds a Bachelor of Arts degree from McGill University in Montreal, Canada, and a
Master of Business Administration degree in Finance from the Wharton School of
Business
Established to identify individuals and organizations which will participate in the management and execution of the Company’s recently announced diversification program to invest in other types of mortgage and real estate assets through its qualified REIT subsidiary and its taxable REIT subsidiary
Completely independent
Nominated one qualified, independent Board member for election in 2014 and established an independent Strategic Review Committee

Source: Company filings and SNL Financial.
(1) Calculated as total shares repurchased divided by total shares outstanding as of 1Q’14 plus total shares repurchased since 1Q’10.
(2) Average of peers include CMO, CYS and HTS.  1Q’14 and 2Q’14 data not available for peers.
(3) Average of other Agency REITs include AGNC, ARR, EARN, NLY and WMC. 1Q’14 and 2Q’14 data not available for peers.
(4) Share repurchase history from April 1 to April 28, 2014 for ANH.
= ANH = Peers (2) = Other Agency REITs (3)
1Q’10 2Q’10 3Q’10 4Q’10 1Q’11 2Q’11 3Q’11 4Q’11 1Q’12 2Q’12 3Q’12 4Q’12 1Q’13 2Q’13 3Q’13 4Q’13 1Q’14 2Q’14
(4)
Total
– 2.2% 0.3% 0.2% – – – 0.6% – – – 0.5% – 2.2% 1.0% 2.1% 4.1% 3.5% 16.7%
– – – – – – – – – – – 1.0% 0.3% 0.3% 1.5% 1.5% na na 4.7%
– – – – – – – – – – – 1.0% 0.1% 0.3% 0.9% 1.9% na na 3.9%
ANH
Peers (2)
Other Agency
REITs (3)
Anworth has bought back ~17 percent of outstanding shares versus ~4 percent by peers and other Agency REITs
(1)
Longstanding buyback program with
increased purchases over the last 12 months
% of shares repurchased (1)
ANH 16.7%
Peers
4.7%
Other Agency REITs
3.9%
1Q '10 2Q '10 3Q '10 4Q '10 1Q '11 2Q '11 3Q '11 4Q '11 1Q '12 2Q '12 3Q '12 4Q '12 1Q '13 2Q '13 3Q '13 4Q '13 1Q '14 2Q '14
Share repurchase history
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
(2)
(3)

Source:  SNL and company filings as of 4/25/14.
(1) Peers include CMO, CYS and HTS.
Discount to book value has narrowed significantly
in 2014
Anworth’s discount to the core peer average has improved from 14% to 3% this year
0.92x
0.94x
Peers
(1)
ANH
0.60x
0.70x
0.80x
0.90x
1.00x
Jan 2014 Feb 2014 Mar 2014 Apr 2014
Year to date price / book value

Source:  Company filings.  Book value as of 3/31/14.
(1) Market data as of 4/25/14.
Liquidating the company would not improve
shareholder Net Present Value
Liquidation considerations
Estimated liquidation value
Expenses that would be incurred through liquidation
process are significant and would impact value
realization to shareholders
Expenses include termination fee, change of control
payments, asset liquidation costs and others
Timing
Nature of corporate structure would require lengthy
liquidation process, further impacting value
realization
Given timing issues, liquidation provides no meaningful
Net Present Value upside to current market value of
$5.48
(1)
Assets
liquidation
cost
$6.10
$5.65
($0.32)
($0.03)
($0.07)
($0.04)
Book value Termination
fee
Change of
control
payments
Liquidation analysis
(per share data)
Long-term
and other
commitments
Net value
unadjusted
for timing

Western Investment’s campaign industry distribution
(1)
Western Investment’s two precedent REIT campaigns
I. Dynex Capital, Inc. (2006)
Filed 13D to report 5.0% position
Source:  FactSet and public filings
(1) Per SharkRepellent. Includes all public campaigns.
(2) End price of $8.60 per the October 6, 2006 merger closing date. Cost basis calculated as weighted average of Western Investment’s purchases and sales, per its December 5, 2005 13D/A. Return includes dividends, including special dividend of $0.50 paid October 16, 2006.
Western’s focus is almost exclusively closed-end funds
Suggests limited understanding of mortgage REITs
Total = 60 situations
(2 campaigns)
(1 campaign)
(2 campaigns)
(55 campaigns)
Advisory and lending (3.3%)
REIT (3.3%)
Healthcare (1.7%)
Investment Trusts /
Mutual Funds (91.7%)
II. Sunset Financial Resources, Inc. (2005)
Launched contest to replace entire six-member Board
Failed to gain any seats on the Board
Failed to oppose the merger with Alesco Financial Trust
at $8.60 per share
(2)
Western’s estimated cost basis of $10.24 implies a net
loss on the investment
Did not amend Item 4 to announce specific control
plan or proposal
Announced support of management

Value creation during Board tenure

Source:  FactSet and company filings as of 4/25/14.
(1) Return on stock (including reinvested dividends) against the S&P 500 Total Return index during Board tenure.
Western Investment nominees
Name
Companies Joined Board
Exited Board
Return Alpha
(1)
Paul R. DeRosa
Intervest Bancshares Corp
Feb-03
N/A
-26.9%
-209.0%
AMBAC Financial Group, Inc.
Jul-08
May-13
-100.0%
-139.7%
Filed for
bankruptcy
on 8-Nov-10
Gregory R. Dube
New England Realty Associates LP
The Gabelli Global Multimedia Trust Inc.
Oct-07
Jun-10
N/A
May-13
81.3%   22.1%
Kenneth B. Dunn
NextEra Energy
BlackRock, Inc.
*No public board experience*
*No public board experience*
Ronald Mass
Scott F. Richard
Jul-10
N/A
111.6%
27.2%
138.6%    159.3%
May-11
Aug-05
130.7%   90.3%

Conclusion
Anworth has and continues to take aggressive actions to increase shareholder value and enhance corporate governance
Anworth has delivered investors a total return of 267% since inception compared to 67% for the FTSE
NAREIT Mortgage REITs Index
Anworth’s hedged portfolio has provided above average long term risk adjusted returns
Through Anworth’s aggressive buyback program, which dates back to 2005, ~17% of shares have been repurchased since 2010
Discount to book has narrowed to 0.92x
Anworth continues to strengthen its Board with the nomination of a new director
The Company has hired Credit Suisse to better position the Company’s strategy in changing business cycles
Western's perspectives are largely without merit and not worthy of replacing the Board